SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

OPTIMARK HOLDINGS, INC.
(Name of Registrant as Specified In Its Charter)

__________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1) Title of each class of securities to which transaction applies:
____________________________________________
(2) Aggregate number of securities to which transaction applies:
____________________________________________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
____________________________________________
(4) Proposed maximum aggregate value of transaction:
____________________________________________

(5) Total fee paid:
____________________________________________

[_]  Fee paid previously with preliminary materials.

[_]   Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:
____________________________________________

October 23, 2001

To our shareholders:

                      You are cordially invited to attend a Special Meeting of Shareholders of OptiMark Holdings, Inc. The meeting will be held on Tuesday, November 13, 2001, at 9:00 a.m., at the offices of OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302.

                      At the meeting, shareholders are being asked to consider and act upon a proposal to approve OptiMark's Series F Preferred Stock Plan and to transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

                      It is very important that your shares are represented at the meeting. Accordingly, please promptly mark, sign, date and return the enclosed proxy card or call the toll-free number indicated in the telephone voting instructions attached to the proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted by telephone. We would appreciate your informing us on the proxy card if you expect to attend the meeting so that we may provide adequate seating.

                      The continuing interest of our shareholders in the business of OptiMark is appreciated, and we hope many of you will be able to attend the Special Meeting.

          Sincerely,

          WILLIAM A. LUPIEN
          Chairman of the Board

OPTIMARK HOLDINGS, INC.
10 Exchange Place, 24th Floor
Jersey City, New Jersey 07302

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
AND PROXY STATEMENT

To Be Held on November 13, 2001

                Notice is hereby given that a Special Meeting of Shareholders of OptiMark Holdings, Inc. will be held at the offices of OptiMark, 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302, at 9:00 A.M. on Tuesday, November 13, 2001 for the purpose of considering and acting upon a proposal to approve OptiMark's Series F Preferred Stock Plan and to transact any other business that may properly come before the meeting or any postponements or adjournments thereof.

                The close of business on October 9, 2001 has been fixed by the board of directors of OptiMark as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting and at any adjournments thereof.

                Whether or not you expect to be present at the meeting, please mark, date, sign and return the enclosed form of proxy in the stamped and addressed envelope provided. No postage is required. If you prefer, you may vote by telephone by following the instructions on the form of proxy. If you desire to vote your shares in person at the meeting, your proxy will not be voted.

By Order of the Board of Directors

William A. Lupien
Chairman of the Board of Directors

Jersey City, New Jersey
October 23, 2001

OPTIMARK HOLDINGS, INC.
10 Exchange Place, 24th Floor
Jersey City, New Jersey 07302

PROXY STATEMENT FOR SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 13, 2001

INTRODUCTION

                This Proxy Statement is being furnished in connection with the solicitation by the board of directors (the “Board of Directors”) of OptiMark Holdings, Inc. (“OptiMark” or the “Company”) of proxies from holders of OptiMark’s Common Stock, $.01 par value (“Common Stock”), Series A Convertible Participating Preferred Stock, $.01 par value (“Series A Stock”), Series B Convertible Participating Preferred Stock, $.01 par value (“Series B Stock”), Series C Convertible Participating Preferred Stock, $.01 par value (“Series C Stock”), Series D Convertible Participating Preferred Stock, $.01 par value (“Series D Stock”) and Series E Cumulative Preferred Stock, $.01 par value (“Series E Stock” and, together with the Series A Stock, Series B Stock, Series C Stock and Series D Stock, the “Preferred Stock”), to be voted at the Special Meeting of Shareholders to be held on November 13, 2001 and at any adjournments thereof. The time and place of the Special Meeting, as well as the purposes therefor, are set forth in the accompanying Notice of Special Meeting. The approximate date on which this Proxy Statement and the enclosed proxy are first being sent or given to shareholders is October 23, 2001. In addition to solicitation by mail, Directors, officers and certain management employees of OptiMark may solicit by telephone or in person the return of signed proxies from shareholders without additional remuneration therefor.

                Any proxy given by a shareholder may be revoked at any time before its exercise, and any shareholder who executes and returns a proxy or votes by telephone and who attends the Special Meeting may withdraw the proxy at any time before it is voted and vote his or her shares in person. A proxy may be revoked by giving notice to the Secretary of OptiMark in writing (at OptiMark’s address indicated above) by delivering an executed proxy bearing a later date to OptiMark's Secretary, by following the instructions on the enclosed form of proxy with respect to votes cast by telephone or in open meeting prior to the taking of a vote.

                Unless so revoked, the proxy will be voted at the Special Meeting. Proxies containing instructions on Proposal 1 (the approval of OptiMark's Series F Preferred Stock Plan) will be voted in accordance with such instructions. If no instructions are contained on Proposal 1, proxies will be voted FOR the proposal. Other than as required by law or regulation, the By-laws of OptiMark provides that all matters requiring shareholder action must be approved by shareholders by a majority of the votes cast. Under the By-laws of OptiMark, approval of Proposal 1 requires the affirmative vote of a majority of the votes cast at the Special Meeting. An abstention or a broker non-vote will be counted for purposes of determining whether a quorum is present but will not be counted as votes cast.

VOTING SECURITIES AND PRINCIPAL HOLDERS

                The record date for determining shareholders entitled to notice of and to vote at the Special Meeting and any adjournments thereof has been set as October 9, 2001 (the “Record Date”). As of the Record Date, there were 32,629,913 shares of Common Stock, 925,683 shares of Series A Stock, 11,000,000 shares of Series B Stock, 8,250,000 shares of Series C Stock, 250,000 shares of Series D Stock and 657,198 shares of Series E Stock outstanding and entitled to vote together as a single class on all matters entitled to be voted on at the Special Meeting. Each outstanding share of Common Stock, Series B Stock, Series C

Stock and Series D Stock is entitled to one vote on each matter submitted to the Special Meeting. Each outstanding share of Series A Stock is entitled to four votes on each matter submitted to the Special Meeting. Each outstanding share of Series E Stock is entitled to thirty-two votes on each matter submitted to the Special Meeting.

Security Ownership of OptiMark Holdings, Inc.

                The following tables sets forth, as of October 9, 2001, certain information regarding the beneficial ownership of the Common Stock and Preferred Stock for (i) each of the Company's executive officers named in the table below under “Cash Compensation of Executive Officers”; (ii) each Director of the Company; (iii) each person who is known to the Company to own beneficially more than 5% of the voting securities of the Company of any class; and (iv) all executive officers and Directors of the Company as a group. Such information is based, in part, upon the information provided by certain shareholders of the Company. In the case of persons other than executive officers and Directors of the Company, such information is based solely on a review of the SEC filings made by such shareholders.

                Except as indicated in the footnotes to these tables, all persons listed have sole voting and investment power for all shares shown as beneficially owned. Except with respect to beneficial ownership of Common Stock, information for the Company's executive officers and Directors is included only for holders of each series of Preferred Stock, if any. Unless otherwise indicated, the address of each person named in the following tables is c/o OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, NJ 07302.

COMMON STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

Ronald D. Fisher	8,260,000 (1)	20.2
SOFTBANK	8,250,000 (1)	20.2
William A. Lupien	5,624,867 (2)	17.2
Dow Jones & Company, Inc.	5,459,592 (3)	15.3
Richard W. Jones	4,779,427 (4)	14.6
The Nasdaq Stock Market, Inc.	4,500,000 (5)	12.1
American Century Companies, Inc.	2,800,000 (6)	8.4
Virginia Surety Company, Inc.	2,500,000 (7)	7.1
John T. Rickard	555,185 (8)	1.7
Robert J. Warshaw	270,000 (9)	*
Phillip J. Riese	200,000 (10)	*
Paul I. Kasnetz	25,000	*
James G. Rickards	-0- (11)	*
David C. Johnson, Jr.	-0- (12)	*
All Directors and executive officers as a group (9 persons)	14,964,052	35.9

__________

*     Less than one percent

(1)	Represents 8,136,150 and 113,850 shares of Common Stock issuable currently on conversion of 8,136,150 and 113,850 shares of Series C Preferred Stock held by SOFTBANK Capital Partners L.P. (“SOFTBANK Partners”) and SOFTBANK Capital Advisors Fund L.P. (“SOFTBANK Advisors”), respectively. In addition, includes options to purchase 10,000 shares of Common Stock exercisable within 60 days of October 9, 2001 held by Ronald D. Fisher. Mr. Fisher, a Director of the Company, is a managing director of the general partner of each of these SOFTBANK entities. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest. The address of the SOFTBANK entities is 1188 Centre Street, Newton Center, MA 02459.

(2)	Includes 4,725,676 shares held jointly by Mr. Lupien and his spouse, 792,400 shares held by a family partnership controlled by Mr. Lupien, 52,372 shares held by Mr. Lupien's spouse. Mr. Lupien disclaims beneficial ownership of the shares held by his spouse.

(3)	Includes 3,157,028 shares of Common Stock issuable currently on conversion of 789,257 shares of Series A Preferred Stock. The address of Dow Jones & Company, Inc. is 200 Liberty Street, New York, NY 10281.

(4)	Includes 3,772,047 shares held by a trust of which Mr. Jones is the trustee and 90,004 shares held by a trust of which Mr. Jones is the beneficiary. Mr. Jones' term as a Director of the Company expired on May 21, 2001. The address of Mr. Jones is 442 S. Marengo Avenue, Pasadena, CA 91101.

(5)	Represents shares of Common Stock issuable on exercise of warrants exercisable within 60 days of October 9, 2001. The address of The Nasdaq Stock Market, Inc. is 1735 K Street, N.W., Washington, D.C. 20006.

(6)	Includes 740,000 shares of Common Stock issuable currently on conversion of 740,000 shares of non-voting Common Stock. The address of American Century Companies, Inc. is 4500 Main Street, Kansas City, MO 64141-9210.

(7)	Represents 2,000,000 shares of Common Stock issuable currently on conversion of 2,000,000 shares of Series B Preferred Stock and 500,000 shares of Common Stock issuable on exercise of a warrant exercisable within 60 days of October 9, 2001. The address of Virginia Surety Company, Inc. is 123 North Wacker Drive, 29th Floor, Chicago, IL 60606.

(8)	Includes 13,818 shares of Common Stock held by a trust of which Mr. Rickard is the trustee and beneficiary, 6,000 shares of Common Stock held by minor children of Mr. Rickard and 535,367 shares of Common Stock issuable on exercise of options exercisable within 60 days of October 9, 2001. Mr. Rickard disclaims beneficial ownership of the shares held by his minor children. He resigned as an officer of OptiMark in January 2001 and his term as a Director of the Company expired on May 21, 2001. The address of Mr. Rickard is 52 Oak View, Cr. DWII Durango, CO 81301.

(9)	Includes 270,000 shares of Common Stock issuable on exercise of options exercisable within 60 days of October 9, 2001.

(10)	Mr. Riese resigned as Chief Executive Officer of OptiMark in September, 2000 and remains a Director of the Company.

(11)	Mr. Rickards resigned from OptiMark in April 2001.

(12)	Mr. Johnson resigned from OptiMark in March 2001.

SERIES A CONVERTIBLE PARTICIPATING PREFERRED STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

Alice L. Walton	136,426 (1)	14.7
Dow Jones & Company, Inc.	789,257	85.3

__________

(1)	Represents shares held by Alice L. Walton, whose address is 10587 Highway 281 South Mineral Wells, TX 76067.

SERIES B CONVERTIBLE PARTICIPATING PREFERRED STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

Virginia Surety Company, Inc.	2,000,000	18.2
Merrill Lynch	1,500,000 (1)	13.6
PaineWebber	1,060,000 (2)	9.6
Credit Suisse	1,000,000 (3)	9.1
Goldman Sachs	1,000,000 (4)	9.1
CIBC	850,000 (5)	7.7
Nihon Keizai Shimbun	800,000	7.3

__________

(1)	Represents 750,000 shares held by ML IBK Positions, Inc., 562,500 shares held by Merrill Lynch KECALP L.P. 1997 and 187,500 shares held by Merrill Lynch KEKALP International L.P. 1997. The address of the Merrill Lynch entities is 250 Vesey Street, 5th Floor, New York, NY 10281.

(2)	Represents shares held by PaineWebber Capital, Inc., whose address is 1285 Avenue of the Americas, 14th Floor, New York, NY 10019.

(3)	Represents shares held by Credit Suisse First Boston c/o OptiMark Investors, Inc. whose address is 11 Madison Avenue, 3rd Floor, New York, NY 10004.

(4)	Represents shares held by The Goldman Sachs Group, Inc., whose address is 85 Broad Street, 12th Floor, New York, NY 10004.

(5)	Represents shares held by CIBC Wood Gundy Capital Corp., whose address is 425 Lexington Avenue, 9th Floor, New York, NY 10017.

SERIES C CONVERTIBLE PARTICIPATING PREFERRED STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

SOFTBANK	8,250,000 (1)	100
Ronald D. Fisher	8,250,000 (1)	100
All directors and executive officers as a group (1 person)	8,250,000	100

__________

(1)	Represents 8,136,150 held by SOFTBANK Partners and 113,850 shares held by SOFTBANK Advisors. Ronald D. Fisher, a Director of the Company, is a managing director of the general partner of each of these SOFTBANK entities. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

SERIES D CONVERTIBLE PARTICIPATING PREFERRED STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

Bank Boston	250,000 (1)	100

__________

(1)	Represents shares held by BancBoston Capital Inc., whose address is 175 Federal Street, Boston, MA 02110.

SERIES E CUMULATIVE PREFERRED STOCK

Name and Address of Beneficial Owners	Number of Shares	Percent

SOFTBANK	654,342 (1)	99.5
Ronald D. Fisher	654,342 (1)	99.5
Big Island LLC	2,856 (2)	0.5
All directors and executive officers as a group (1 person)	654,342	99.5

__________

(1)       Represents 327,158 shares held by SOFTBANK Partners, 321,537 shares held by SOFTBANK Capital L.P. and 5,647 shares held by SOFTBANK Advisors. Ronald D. Fisher, a Director of the Company, is a managing director of the general partner of each of these SOFTBANK entities. Mr. Fisher disclaims beneficial ownership of these shares, except to the extent of his pecuniary interest.

(2)       Represents shares held by Big Island LLC, whose address is 1777 South Harrison Street, Penthouse One, Denver, CO 80210.

PROPOSAL 1.
APPROVAL OF THE OPTIMARK HOLDINGS, INC.
2001 SERIES F PREFERRED STOCK PLAN

General

                The Board of Directors of OptiMark has adopted the OptiMark Holdings, Inc. 2001 Series F Stock Plan (the “Option Plan”). The initial grant of stock options under the Option Plan will occur following the Option Plan's receipt of shareholder approval. The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

Purpose of the Option Plan

                The purposes of the Option Plan are: (i) to attract and retain the best available personnel, (ii) to provide additional incentive to officers, employees, Directors of, and consultants to, OptiMark and (iii) to promote the success of OptiMark's business through the ownership of OptiMark’s Series F Stock, par value $.01 per share (the “Series F Stock”). By encouraging such stock ownership, OptiMark seeks to obtain and retain the services of officers, employees, Directors of, and consultants to, OptiMark and its subsidiaries considered important to the long-range success of OptiMark by offering them the opportunity to own shares of the Series F Stock which will reflect such growth, development and financial success.

Description of the Option Plan

                Effective Date.  The Option Plan has been adopted by the Board of Directors and provides for the granting of (i) options to purchase Series F Stock (each, an “Option”), (ii) rights to purchase Series F Stock (each, a “Stock Purchase Right”) and (iii) unfunded and unsecured rights to receive Series F Stock in the future (each, a “Preferred Stock Equivalent” and, together with an Option and Stock Purchase Right, each an “Award”). The Option Plan shall become effective upon and shall be subject to the approval of the shareholders of OptiMark within twelve months after adoption by the Board of Directors (the “Effective Date”); provided, however, that Options granted under the Option Plan to any eligible officer, employee,

Director of, or consultant to, OptiMark or any subsidiary (each, a “Participant”) following adoption of the Option Plan by the Board of Directors and prior to approval of the Option Plan by the shareholders of OptiMark are contingent upon such approval.

                Administration The Option Plan shall be administered by a committee of the Board of Directors, appointed by the Board of Directors, composed of members who meet the qualifications as “Non-Employee Directors” pursuant to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or, in the absence of such a Committee, by the Board of Directors (such committee or the Board of Directors when so acting, the “Committee”). The Committee has the power to interpret and administer the Option Plan and any agreement between OptiMark and a Participant evidencing an Award (each, an “Award Agreement”), and to adopt, amend and rescind related rules and procedures. The Committee may delegate to the officers or employees of OptiMark the authority to execute and deliver those instruments and documents required to effect an Award previously granted by the Committee. The Committee’s decisions, determinations and interpretations shall be final and binding on all Award recipients. No director, officer, employee or agent of OptiMark shall be liable for any such action or determination made or omitted in good faith. Neither OptiMark nor any member of the Committee, nor any other person participating in any determination of any question under the Option Plan, or in the interpretation, administration or application of the Option Plan, shall have any liability to any person for any action taken or not taken in good faith under the Option Plan or for the failure of an Option to qualify for exemption or relief under Rule 16b-3 under the Exchange Act, or to comply with any other law, compliance with which is not required on the part of OptiMark. It is expected that the Committee will initially consist of all of the members of the Board of Directors.

                Eligible Persons.  Under the Option Plan, the Committee may grant Awards, in such amounts and with such terms and conditions as the Committee may determine, subject to the provisions of the Option Plan. Participants will be officers, employees or Directors of, or consultants to, OptiMark or its subsidiaries as the Committee may select from time to time; provided, however, that (i) consultants and Directors who are not employees of OptiMark shall not be eligible to receive Incentive Stock Options (as defined under “Options” below) under the Option Plan and (ii) solely consultants who are natural persons providing bona fide services to OptiMark (and the services provided by the consultants are not in connection with the offer or sale of OptiMark's securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for OptiMark's securities) will be eligible to receive Awards.

                Series F Stock Available for Grants.  The Option Plan reserves 7,400,000 shares of Series F Stock for issuance upon the exercise of Awards. If any Award or portion of an Award expires or otherwise terminates without having been exercised, the number of shares of Series F Stock as to which such Award expires or otherwise terminates shall again become available for purposes of the Option Plan; provided, however, that shares of Series F Stock actually issued under the Option Plan, whether upon exercise of an Option or Stock Purchase Right or conversion of a Preferred Stock Equivalent, shall not be returned to the Option Plan, except that if shares of Series F Stock are repurchased by OptiMark at their original purchase price, such shares shall become available for future Award under the Option Plan.

                Options.  Options may be either incentive stock options (“Incentive Stock Options”) as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), or Options that are not Incentive Stock Options (“Non-Qualified Stock Options”). Each Option under the Option Plan shall be evidenced by an Award Agreement in a form approved by the Committee setting forth the number of shares of Series F Stock subject to the Option, the price and term of the Option and any other material terms and conditions applicable to the Option as determined by the Committee consistent with the limitations of the Option Plan.

                Exercise Price of Options.   The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the Series F Stock underlying the Option on the date of grant; provided, however, that the exercise price for any Incentive Stock Option granted to a Participant who, at the time the Option is granted, owns shares of OptiMark or any subsidiary or parent corporation of OptiMark which possess more than 10% of the total combined voting power of all classes of shares of OptiMark or of any subsidiary or parent corporation of OptiMark (a “10% Shareholder”) may not be less than 110% of fair market value of the Series F Stock underlying the Option on the date of grant. To the extent that the aggregate fair market value (determined when an Incentive Stock Option is granted) of the Series F Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year under the Option Plan and any other stock option plan of OptiMark (or any subsidiary or parent corporation of OptiMark) exceeds $100,000, or such higher value as may be permitted under Section 422 of the Internal Revenue Code, such Options granted in excess of $100,000 will be treated as Non-Qualified Stock Options, and not as Incentive Stock Options.

                Method of Exercise.  The exercise price for the Series F Stock issuable upon exercise of an Option and any withholding obligation under applicable tax laws shall be paid in cash or any combination of (i) cash, (ii) a check payable to the order of OptiMark, (iii) the delivery of Series F Stock or other shares of capital stock of OptiMark having a fair market value equivalent to the applicable exercise price and withholding obligation, (iv) a reduction in the amount of Series F Stock otherwise deliverable pursuant to such Option, (v) a reduction in the amount of any OptiMark liability to the Participant, or (vi) such other consideration and method of payment as may be permitted by the Committee and law. In the case of a payment by the means described in clause (iii) or (iv) above, the value of the Series F Stock so delivered or offset shall be determined by reference to the fair market value of the Series F Stock on the date as of which the payment or offset is made. The Committee may permit the exercise of an Option and the payment of any applicable withholding tax in respect of an Option by delivery of a full-recourse promissory note secured by the purchased shares of Series F Stock, upon such other terms and conditions as the Committee shall determine. An Option may not be exercised for a fraction of a share of Series F Stock.

                Terms of Exercise and Term of Options.  An Option shall become cumulatively exercisable at a rate of no less than twenty-five percent per year over four years from the date the Option is granted, unless a different period is provided by the Committee and reflected in the Award Agreement. The term of each Option shall be a period of ten years from the date of grant unless otherwise provided by the Committee and reflected in the Award Agreement; provided, however, that the term of any Incentive Stock Option granted to a 10% Shareholder shall be a period of five years from the date of grant unless a shorter period is provided by the Committee and reflected in the Award Agreement. Unless the Committee provides in writing otherwise, vesting of Options shall be suspended during any unpaid leave of absence.

                Exercise upon Termination other than for Disability or death.  If a Participant holding an Option is terminated, other than upon Participant's total and permanent disability as defined under the Internal Revenue Code (“Disability”) or death, the Participant may exercise vested portions of Options for ninety days, or such longer period of time as specified in the Award Agreement (but in no event later than the expiration of the term of such Option).

                Exercise upon Termination for Disability.   If a Participant holding an Option is terminated as a result of Participant's Disability, the Participant may exercise vested portions of Options for one year, or such period of time exceeding six months as specified in the Award Agreement (but in no event later than the expiration of the term of such Option).

                Exercise upon Death.   If a Participant holding an Option dies, the Participant’s designated beneficiary or, in the absence of a designated beneficiary, by the personal representative of the deceased Participant's estate or by the person or persons to whom the Option is transferred pursuant to the Participant's will or in accordance with the laws of descent and distribution, may exercise vested portions of Options for six months or such longer period of time as specified in the Award Agreement.

                Unvested and Unexercised Shares.   Unvested shares of Series F Stock underlying Options of a terminated Participant, along with vested shares that remain unexercised during the time specified, shall revert to the Option Plan.

                Buyout Provisions.  The Committee may at any time offer to buy out for a payment in cash or shares of Series F Stock an Option previously granted based on such terms and conditions as the Committee shall establish and communicate to the Participant holding such Option.

                Stock Purchase Rights.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Option Plan. The terms of any Stock Purchase Rights, not inconsistent with the Option Plan, shall be determined by the Committee in its sole discretion and set forth in an Award Agreement. Unless otherwise determined by the Committee, each Award Agreement for Stock Purchase Rights shall grant OptiMark a repurchase option exercisable upon the voluntary or involuntary termination of the Participant's service with the Company for any reason (including Disability or death). The purchase price for the shares of Series F Stock repurchased shall be the original price paid by the Participant and may be paid by OptiMark through cancellation of any indebtedness of the Participant to OptiMark. The repurchase option shall lapse at a rate determined by the Committee but, in the case of employees other than officers and Directors of, and consultants to, OptiMark, not less than twenty percent of the shares of Series F Stock underlying the Stock Purchase Right per year for five years from the date of purchase.

                Preferred Stock Equivalents.  Preferred Stock Equivalents may be issued either alone, in addition to, or in tandem with other Awards granted under the Option Plan. The terms of any Preferred Stock Equivalents, not inconsistent with the Option Plan, shall be determined by the Committee in its sole discretion and set forth in an Award Agreement. The number of Preferred Stock Equivalents awarded to each Participant shall be credited to a bookkeeping account established by OptiMark in the name of the Participant. OptiMark’s obligation with respect to such Preferred Stock Equivalents shall not be funded or secured in any manner. A Participant's right to receive Preferred Stock Equivalents may not be assigned or transferred, voluntarily or involuntarily, other than by will or by the laws of descent or distribution. If OptiMark pays a cash dividend with respect to the shares of Series F Stock at any time while Preferred Stock Equivalents are credited to a Participant's account, there shall be credited to such Participant's account additional Preferred Stock Equivalents equal to (i) the dollar amount of the cash dividend the Participant would have received had the Participant been the actual owner of the shares of Series F Stock to which the Preferred Stock Equivalents credited to the Participant’s account relate, divided by (ii) the fair market value of one share of Series F Stock as of the dividend payment date. OptiMark shall deliver to the Participant (or Participant’s designated beneficiary or estate) a number of shares of Series F Stock equal to the whole number of Preferred Stock Equivalents then credited to the Participant's account, at such time or times as specified in the Participant's Award Agreement for such Preferred Stock Equivalents.

Award Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                Changes in Capitalization.  If there shall occur any stock split, stock dividend, combination or reclassification of the Series F Stock, or any other increase or decrease in the number of issues shares of Series F Stock effected without receipt of consideration by OptiMark, then the Committee shall, in the manner and to the extent, if any, as it deems appropriate and equitable to the Participants and consistent with the terms of this Option Plan, and taking into consideration the effect of the event on the holders of the Series F Stock, proportionately adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of and the numbers of shares underlying outstanding Awards.

                Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of OptiMark, the Committee shall notify each Participant holding an Award as soon as practicable prior to the effective date of such proposed transaction. The Committee may provide: (i) the right for each Participant holding Options to exercise such Options for all shares of Series F Stock underlying the same, whether or not such

Options shall have become exercisable, until fifteen days prior to the closing of such proposed transaction; (ii) that any OptiMark repurchase option applicable to shares of Series F Stock purchased upon exercise of an Option or Stock Purchase Right shall lapse upon the closing of the proposed transaction; and (iii) that any Preferred Stock Equivalents credited to a Participant’s account shall convert into shares of Series F Stock immediately prior to consummation of the proposed transaction.

                Merger or Asset Sale.  In the event of a merger of OptiMark with or into another corporation, or the sale of substantially all of the assets of OptiMark, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation. In the event that the successor corporation refuses to assume or substitute such Awards, then effective as of such date that the successor corporation refuses to assume or substitute such Awards: (i) fifty percent of the unvested shares underlying each Option shall be accelerated to vest and the Participant holding the same shall have the right to exercise the Option or Stock Purchase Right, including shares that would not otherwise have been vested or exercisable; (ii) any OptiMark repurchase option applicable to shares of Series F Stock purchased upon exercise of an Option or Stock Purchase Right shall lapse; and (iii) Preferred Stock Equivalents credited to a Participant's account shall convert into shares of Series F Stock immediately prior to consummation of the proposed merger or sale of assets.

                Termination without Cause following Change of Control.   Upon a Change in Control of OptiMark (as defined in the Option Plan), if a Participant is terminated by OptiMark (or the successor entity) without cause (as defined in the Option Plan) within one year following such Change of Control, then effective as of the date of such termination such terminated Participant shall vest in and have the right to exercise all of the vested shares and fifty percent of the unvested shares of Series F Stock underlying Options or Stock Purchase Rights. In addition, any Preferred Stock Equivalents of Participant shall automatically convert into shares of Series F Stock, including shares of Series F Stock not then vested, exercisable or convertible.

                Duration of the Option Plan.  The Option Plan shall continue in effect for a term of ten years unless terminated earlier pursuant to its terms.

Federal Income Tax Consequences.

                Incentive Stock Options.  A Participant recognizes no taxable income upon the grant of Incentive Stock Options. If the Participant holds the shares of Series F Stock purchased upon exercise of an Incentive Stock Option for at least two years from the date the Incentive Stock Option is granted, and for at least one year from the date the Incentive Stock Option is exercised, any gain realized on the sale of the shares of Series F Stock received upon exercise of the Incentive Stock Option is taxed as long-term capital gain. However, the difference between the fair market value of the Series F Stock on the date of exercise and the exercise price of the Incentive Stock Option will be treated by the Participant as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If a Participant disposes of the shares of Series F Stock before the expiration of either of the two special holding periods noted above, the disposition is a “disqualifying disposition.” In this event, the Participant will be required, at the time of the disposition of the Series F Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Series F Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

                OptiMark will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an Incentive Stock Option, regardless of whether or not the exercise of the Incentive Stock Option results in liability to the Participant for alternative minimum tax. However, if a Participant has ordinary income taxable as compensation as a result of a disqualifying disposition, OptiMark will be entitled to deduct an equivalent amount.

                Non-Qualified Stock Options.  In the case of a Non-Qualified Stock Option, a Participant will recognize ordinary income upon the exercise of the Non-Qualified Stock Option in an amount equal to the difference between the fair market value of the shares of Series F Stock on the date of exercise and the exercise price of such Non-Qualified Stock Option (or, if the Participant is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the Participant makes a special tax election within 30 days after the date of exercise to have the general rule apply). Upon a subsequent disposition of such shares of Series F Stock, any amount received by the Participant in excess of the fair market value of such shares as of the exercise will be taxed as capital gain. OptiMark will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the Participant in connection with the exercise of a Non-Qualified Stock Option.

                Other Awards.  The current federal income tax consequences of other awards authorized under the Option Plan, including, without limitation, Stock Purchase Rights and Preferred Stock Equivalents, generally follow certain basic patterns: Stock Purchase Rights are taxed and deductible in substantially the same manner as Non-Qualified Stock Options; Preferred Stock Equivalents will generally be subject to tax at the time of vesting; performance awards generally are subject to tax at the time of payment; unconditional stock bonuses are generally subject to tax at the time of payment; in each of the foregoing cases, the Company or a subsidiary will generally have (at the time the participant recognizes income) a corresponding deduction.

Vote Required and Recommendation of the Board of Directors

                The Board of Directors has determined that the Option Plan is desirable, cost effective, and will produce incentives that will benefit OptiMark and its shareholders. The Board of Directors is seeking shareholder approval of the Option Plan in order to comply with the requirements of the Internal Revenue Code for favorable tax treatment of Incentive Stock Options.

                Approval of the Option Plan requires the affirmative vote of a majority of the votes cast at the Special Meeting, assuming a quorum is present.

                THE BOARD OF DIRECTORS OF OPTIMARK RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR APPROVAL OF THE OPTION PLAN.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

                Messrs. Lupien and Warshaw, officers of OptiMark, receive no remuneration for serving on the Board of Directors. Upon initial election to the Board of Directors, each non-employee Director was granted an option to purchase 50,000 shares of Common Stock pursuant to the OptiMark Holdings, Inc. 1999 Stock Plan (the “Common Stock Plan”). In addition, on the first business day following each annual meeting of OptiMark’s shareholders, each non-employee Director was granted an option to purchase 10,000 shares of Common Stock pursuant to the Common Stock Plan. Options granted under the Common Stock Plan to non-employee Directors vest ratably over five years, subject to continuing service on the Board of Directors, and have a term of ten years.

                Following adoption of the Option Plan, no further options shall be granted to non-employee Directors under the Common Stock Plan. Each current non-employee Director (that is, Messrs. Fisher, Lupien, and Riese) will be granted an option to purchase 25,000 shares of Series F Stock pursuant to the Option Plan, which shall vest immediately following stockholder approval of the Option Plan and shall have a term of ten years. In addition, upon initial election to the Board of Directors and on the first business day following each annual meeting of OptiMark’s shareholders, each non-employee Director will be granted an option to purchase 10,000 shares of Series F Stock pursuant to the Option Plan. Options granted under the Option Plan to non-employee Directors in accordance with the preceding sentence shall fully vest on the first anniversary of the date of grant, subject to continuing service on the Board of Directors, and have a term of ten years. In addition, each non-employee Director shall have one year from resignation or expiration of his term as a Director to exercise vested options granted under the Option Plan.

                Directors of OptiMark do not receive cash compensation for service as members of the Board of Directors or committees thereof. All Directors are reimbursed for out-of-pocket expenses.

Cash Compensation of Executive Officers

                The following table provides a summary of compensation earned by the named executive officers of OptiMark, which are the Company’s Chief Executive Officer and the four other highest paid executives serving at December 31, 2000 (including those executives for whom disclosure would have been required but for the fact that they resigned in 2000), for services rendered in all capacities to OptiMark and its subsidiaries for each of the last three fiscal years:

Annual Compensation	Long-Term Compensation Awards Securities
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)	Other Compensation ($)	Underlying Options (#)
David C. Johnson, Jr.	2000	168,750	4,270	—	150,000
Former Co-Chief Executive	1999	98,383 (2)	—	—	100,000
Officer (1)	1998	—	—	—	—

Robert J. Warshaw	2000	225,000	175,000	—	250,000 (3)
Chief Executive Officer	1999	28,990 (2)	—	—	500,000
(previously Co-Chief Executive	1998	—	—	—	—
Officer)

William A. Lupien	2000	180,000	—	—	—
Chairman of the Board	1999	180,000	—	—	—
	1998	180,000	100,000	—	—

James G. Rickards (4)	2000	200,000	250,000	—	350,000 (3)
Former Chief Administrative	1999	68,205 (2)	—	—	150,000
Officer	1998	—	—	—	—

John T. Rickard (5)	2000	213,750	—	200,000 (6)	200,000
Former Chief Scientific Officer	1999	180,000	—	—	—
	1998	180,000	—	—	100,000

Phillip J. Riese (7)	2000	320,861 (2)	—	—	—
Former Chief Executive Officer	1999	425,000	1,000,000	—	—
	1998	—	—	—	1,200,000 (1)

__________

(1)	Mr. Johnson resigned as Co-Chief Executive Officer in March 2001.

(2)	Executive Officer was an employee of the Company for only part of that year.

(3)	All outstanding options of Executive Officer were repriced to an exercise price of $0.50 per share in December 2000 upon the execution of Amendment No. 1 to Stock Option Agreements.

(4)	Mr. Rickards resigned as Chief Administrative Officer in April 2001.

(5)	Mr. Rickard resigned as Chief Scientific Officer of the Company in January 2001 and his term as a Director of the Company expired on May 21, 2001. He remains a consultant to OptiMark, Inc.

(6)	In March 1998, OptiMark made a loan to Mr. Rickard in the principal amount of $200,000, the proceeds of which he used to repay other indebtedness. The outstanding principal amount was forgiven in April 2000 in consideration of Mr. Rickard’s past services.

(7)	Mr. Riese resigned as an officer of OptiMark in September 2000. All outstanding options were forfeited.

Option Grants

                In January and May 2000, options to purchase Common Stock were granted to various individuals pursuant to the terms of the Common Stock Plan. Awards were made to the named executive officers set forth below.

Individual Grants
NAME	Number of Securities Underlying Options	Percent of Total Options Granted to Employees In Fiscal Year	Exercise or Base Price Per Share	Expiration Date

David C. Johnson, Jr.	25,000.3		$10.00	1/27/10
	125,000	1.4	$10.00	5/22/10

Robert J. Warshaw	250,000	2.7	0.50 (1)	5/22/10

James G. Rickards	50,000.6		$0.50 (1)	1/27/10
	300,000	3.3	$0.50 (1)	5/22/10

John T. Rickard	50,000.6		$10.00	1/27/10
	150,000	1.6	$10.00	5/22/10

__________

(1)	Repricing of options pursuant to determination of the Board of Directors as of December 1, 2000.

Fiscal 2000 Year End Option Values

                No options were exercised during fiscal year 2000 by the named executive officers. The following table describes the named executive officers’ exercisable and unexercisable options held as of December 31, 2000. The “Value of Unexercised In-the-Money Options at Fiscal Year End” is the value as of December 31, 2000, in each case as determined by the Board of Directors, less the exercise price. All options were granted under the Common Stock Plan.

Number of Securities Underlying Unexercised Options at Fiscal Year End(#)	Value of Unexercised In-the-Money Options at Fiscal Year End($)
NAME	EXERCISABLE	UNEXERCISABLE	EXERCISABLE	UNEXERCISABLE
David C. Johnson, Jr.	20,000	230,000	-0-	-0-

Robert J. Warshaw	220,000	530,000	-0-	-0-

James G. Rickards	30,000	470,000	-0-	-0-

John T. Rickard	474,857	317,143	-0-	-0-

Repricing Discussion

                On September 19, 2000, the Board of Directors authorized a repricing of stock options. The repricing reduced the exercise price of all outstanding stock options that had been granted to those employees, officers, and Directors who remained with OptiMark after such date. Options with exercise prices ranging from $1.50 to $14.00 were re-priced to $.50 per share.

                The stock options were intended to provide incentives for option holders to continue as employees, officers, and Directors of OptiMark based on the potential for appreciation of the stock price of OptiMark to a level in excess of the exercise price of the options. The Board of Directors determined that the current fair market value as of September 19, 2000 of a share of Common Stock of the Company was $0.50 per share, which was significantly below the price at which options had originally been granted. The Board of Directors further determined that the fair market value caused the stock options to lose much of their intended motivating effect on employees, officers, and Directors. The repricing was intended to reinstate the original intent of the stock options.

Management Contracts

                On August 16, 2001, OptiMark entered into a written employment agreement with Robert J. Warshaw that replaces an earlier oral agreement reached on September 19, 2000. Under the terms of the written agreement, Mr. Warshaw retained the position of Chief Executive Officer of the Company, received a base salary of $250,000 per year, and was granted a bonus in the amount of not less than $200,000, subject to increase at the discretion of the Board of Directors, which is to be paid semi-monthly through August, 2002. In addition, as of the date Options are granted to other senior executives of OptiMark pursuant to the Option Plan, the Company is expected to grant to Mr. Warshaw Options to acquire 1,950,000 shares of Series F Stock, exercisable with respect to not less than 487,500 shares each year for four years. Mr. Warshaw also received a right to borrow a principal amount of $150,000 from OptiMark of which he has drawn $150,000. Interest on the principal amount of the loan accrues at the applicable federal rate, as defined in Section 1274 of the Code, per annum from the date the loan is drawn and shall be due in full, along with accrued interest, on the termination of Mr. Warshaw's employment with OptiMark for cause (as defined in the employment agreement). Under the terms of the agreement, the Company will forgive the loan, and all accrued interest thereon, on January 31, 2002 or, if earlier, upon any termination of Mr. Warshaw's employment other than for cause (as defined in the employment agreement). On October 12, 2001, Mr. Warshaw borrowed a principal amount of $90,000 dollars from the Company. Under the terms and conditions of a promissory note executed by Mr. Warshaw governing this loan, interest on the principal amount accrues at 6% per annum from the date of the loan and shall be due in full, along with accrued interest on December 31, 2001.

                In January 2001 OptiMark entered into a severance agreement with Dr. John T. Rickard in connection with the termination of his employment. Under the agreement, Dr. Rickard became fully vested in any OptiMark stock options which would have vested on or before January 5, 2002. Dr. Rickard was given a period of one year from the date his term as Director expires to exercise any vested options. Pursuant to the severance agreement, Dr. Rickard agreed to remain a member of the Board of Directors through the annual meeting of shareholders held on May 21, 2001.

                In January 2001 OptiMark entered into a consulting agreement with Dr. Rickard and his current employer, ORINCON Industries, Inc. Under the agreement, Dr. Rickard will be available to perform services relating to OptiMark's products and technology for OptiMark and its clients. In exchange for the services of Dr. Rickard, OptiMark has agreed to pay ORINCON Industries $400 per hour and reimburse ORINCON Industries for certain incurred expenses. This consulting agreement expires on January 14, 2002.

SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

                Any shareholder who intends to present a proposal at the Annual Meeting of Shareholders to be held in 2002 is advised that, in order for such proposal to be included in the Board of Directors’ proxy material for such meeting, the proposal must be received by OptiMark at its principal executive office no later than December 17, 2001 directed to the attention of the Secretary of the Company, OptiMark Holdings, Inc., 10 Exchange Place, 24th Floor, Jersey City, NJ 07301.

                If any shareholder proposes to make any proposal at the 2002 Special Meeting which proposal will not be included in OptiMark’s proxy statement for such meeting, such proposal must be received by March 13, 2002 to be considered timely for purposes of Rule 14a-4(c) under the Exchange Act. The form of proxy distributed by the Board of Directors for such meeting will confer discretionary authority to vote on any such proposal not received by such date. If any such proposal is received by such date, the proxy statement for the meeting will provide advice on the nature of the matter and how OptiMark intends to exercise its discretion to vote on each such matter.

COST OF SOLICITATION

                OptiMark will bear the cost of preparing, assembling and mailing the notice, proxy statement and proxy for the Special Meeting. Solicitation of proxies will be primarily through the use of the mails, but regular employees of OptiMark may solicit proxies by personal contact, by telephone or by telegraph without additional remuneration therefor. Banks, brokerage houses and other institutions, nominees or fiduciaries will be notified and supplied with sufficient copies of proxies, proxy soliciting material and annual reports in order to obtain authorization for the execution of proxies by their beneficial holders. OptiMark will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy material to their beneficial holders. All expenses associated with the solicitation of proxies in the form enclosed will be borne by OptiMark.

OTHER MATTERS

                As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be voted upon at the Special Meeting. Because OptiMark did not receive advance notice of any shareholder proposal in accordance with the time limit specified in Rule 14a-4(c) under the Exchange Act, it will have discretionary authority to vote on any shareholder proposal presented at the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

By Order of the Board of Directors

Jersey City, New Jersey	WILLIAM A. LUPIEN
October 23, 2001	Chairman of the Board

EXHIBIT A

OPTIMARK HOLDINGS, INC.

2001 SERIES F PREFERRED STOCK PLAN

                Purposes of the Plan. The purposes of this Plan are (i) to attract and retain the best available personnel, (ii) to provide additional incentive to Employees, Directors and Consultants, and (iii) to promote the success of the Company’s business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. In addition, Stock Purchase Rights and Preferred Stock Equivalents may also be granted or awarded under the Plan.

                1.        Definitions.  As used herein, the following definitions shall apply:

                            (a)     “Administrator” means the Board or any of its Committees as shall be administering the Plan, in accordance with Section 3 of the Plan.

                            (b)     “Applicable Laws” means the requirements relating to the administration of stock option plans under U. S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Preferred Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

                           (c)     “Award” means an award of Options, Stock Purchase Rights or Preferred Stock Equivalents pursuant to the terms of the Plan.

                           (d)     “Board” means the Board of Directors of the Company.

                           (e)      “Cause” means (i) any act of personal dishonesty taken by the Optionee in connection with Optionee’s responsibilities with the Company and intended to result in substantial personal enrichment of the Optionee, (ii) Optionee’s conviction of or plea of nolo contendere to a felony, (iii) a willful act by the Optionee which constitutes gross misconduct and which is injurious to the Company, and (iv) following delivery to the Optionee of a written demand for performance from the Company which describes the basis for the Company’s belief that the Optionee has not substantially performed his duties, continued violations by the Optionee of the Optionee’s obligations to the Company which are demonstrably willful and deliberate on the Optionee’s part.

                           (f)     “Change of Control” means the occurrence of any of the following events:

                                      (i)     Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

                                      (ii)     A change in the composition of the Board occurring within a two (2)-year period, as a result of which fewer than a majority of the Directors are Incumbent Directors; or

                                     (iii)      The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) more than fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or parent outstanding immediately after such merger or consolidation; or

                                      (iv)     The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets to an acquiror, where immediately after such sale, the stockholders of the Company immediately prior to such sale (other than any corporation or other person controlling, controlled by or under common control with the acquiror) own, directly or indirectly, in the aggregate, voting securities of the acquiror having less than a majority of the voting power of the issued and outstanding voting securities of the acquiror.

                           (g)     “Code” means the Internal Revenue Code of 1986, as amended.

                           (h)     “Committee” means a committee of Directors appointed by the Board in accordance with Section 3 of the Plan.

                           (i)     “Company” means OptiMark Holdings, Inc., a Delaware corporation.

                           (j)     “Consultant” means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity.

                           (k)     “Director” means a member of the Board.

                           (l)     “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

                           (m)     “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. A Service Provider shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary, or any successor. For purposes of Incentive Stock Options, no such leave may exceed ninety days, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then three (3) months following the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.

                           (n)     “Exchange Act” means the Securities Exchange Act of 1934, as amended.

                           (o)     “Fair Market Value” means, as of any date, the value of Preferred Stock determined as follows:

                                      (i)     If the Preferred Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                                      (ii)     If the Preferred Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Preferred Stock shall be the mean between the high bid and low asked prices for the Preferred Stock on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                                     (iii)      In the absence of an established market for the Preferred Stock, the Fair Market Value shall be determined in good faith by the Administrator.

                           (p)     “Incentive Stock Option” means an Option granted to an Employee that is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder and is designated in the Option Agreement and Notice of Grant as an Incentive Stock Option.

                           (q)     “Incumbent Directors” shall mean Directors who either (i) are Directors as of June 29, 2001, or (ii) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of Directors to the Company)

                           (r)     “Nonstatutory Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

                           (s)     “Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Option or Stock Purchase Right grant. The Notice of Grant is part of the Option Agreement and Restricted Stock Purchase Agreement.

                           (t)     “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

                           (u)     “Option” means a stock option granted pursuant to the Plan.

                           (v)     “Option Agreement” means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                           (w)     “Optioned Stock” means the Preferred Stock subject to an Option or Stock Purchase Right.

                           (x)     “Optionee” means the holder of an outstanding Award granted under the Plan.

                           (y)     “Parent” means a "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code.

                           (z)     “Plan” means this 2001 Series F Preferred Stock Plan, as amended, restated, supplemented or otherwise modified from time to time.

                         (aa)     “Predecessor Plan” means collectively, the Company's 1994 Stock Plan and 1999 Stock Plan, each as amended and, in effect immediately prior to the effective date of this Plan.

                         (bb)     “Preferred Stock” means shares of the Company’s Series F Preferred Stock, par value $.01 per share.

                          (cc)     “Preferred Stock Equivalent” means an unfunded and unsecured right to receive Shares in the future that may be granted to a Service Provider pursuant to Section 11.

                         (dd)     “Preferred Stock Equivalent Agreement” means a written agreement between the Company and a Service Provider evidencing the terms and conditions of an individual Preferred Stock Equivalent grant.

                          (ee)     “Restricted Stock” means shares of Preferred Stock acquired pursuant to a grant of Stock Purchase Rights under Section 10 of the Plan.

                           (ff)     “Restricted Stock Purchase Agreement” means a written agreement between the Company and the Optionee evidencing the terms and restrictions applying to stock purchased under a Stock Purchase Right. The Restricted Stock Purchase Agreement is subject to the terms and conditions of the Plan and the Notice of Grant.

                         (gg)      “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

                         (hh)     “Section 16(b)” means Section 16(b) of the Exchange Act.

                         (ii)     “Service Provider” means an Employee, Director or Consultant. In accordance with Section 3(b)(ii), a Service Provider shall not be entitled to Awards under this Plan solely by reason of being an Employee, Director or Consultant.

                          (jj)     “Share” means a share of Preferred Stock, as adjusted in accordance with Section 13 of the Plan.

                          (kk)     “Stock Purchase Right” means the right to purchase Preferred Stock pursuant to Section 10 of the Plan, as evidenced by a Notice of Grant.

                          (ll)     “Subsidiary” means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

                2.       Stock Subject to the Plan.

                           (a)     Subject to the provisions of Section 13 of the Plan, the maximum aggregate number of Shares authorized for issuance under the Plan is 7,400,000; provided, however that no shares of capital stock of the Company, including, without limitation, shares of capital stock available for future issuance under the Predecessor Plan, are included for issuance under the Plan. The Shares may be authorized, but unissued, or reacquired Preferred Stock. The Company may transfer, or set aside for transfer, the maximum number of Shares authorized under the Plan, pursuant to grants of either Incentive Stock Options, Nonstatutory Stock Options, Stock Purchase Rights or Preferred Stock Equivalents, or any combination thereof.

                           (b)     If an Award expires or becomes unexercisable without having been exercised or converted in full, the unpurchased or unissued Shares which were subject thereto shall become available for future issuance under the Plan (unless the Plan has terminated); provided, however, that Shares that have actually been issued under the Plan, whether upon exercise of an Option or Stock Purchase Right or conversion of a Preferred Stock Equivalent, shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future award under the Plan.

                3.       Administration of the Plan.

                           (a)     Procedure.

                                     (i)      Multiple Administrative Bodies.  The Plan may be administered by different Committees with respect to different groups of Service Providers.

                                      (ii)     Section 162(m).  To qualify Options granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code.

                                      (iii)     Rule 16b-3.  To qualify transactions hereunder as exempt under Rule 16b-3, the transactions shall be structured to satisfy the requirements for exemption under Rule 16b-3.

                                      (iv)     Other Administration.  Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

                           (b)     Powers of the Administrator.  Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                                     (i)     to determine the Fair Market Value;

                                    (ii)     to select the Service Providers to whom Awards may be granted hereunder;

                                   (iii)     to determine the number of Shares to be covered by each Award granted hereunder;

                                   (iv)     to approve forms of agreement for use under the Plan;

                                    (v)     to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), the time or times when Preferred Stock Equivalents may be converted to Shares, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Awards or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                                    (vi)     to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

                                   (vii)     to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred treatment under foreign laws;

                                  (viii)     to modify or amend each Award (subject to Section 15(c) of the Plan), including (without limitation) the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                                      (ix)     to allow Optionees to satisfy withholding tax obligations by electing to have the Company withhold from the Shares to be issued upon exercise of an Option or Stock Purchase Right or upon the conversion of a Preferred Stock Equivalent that number of Shares having a Fair Market Value equal to (or less than) the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by an Optionee to have Shares withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

                                     (x)     to authorize any person to execute on behalf of the Company any instrument required to effect an Award previously granted by the Administrator; and

                                     (xi)     to make all other determinations deemed necessary or advisable for administering the Plan.

                           (c)     Effect of Administrator’s Decision.  The Administrator’s decisions, determinations and interpretations shall be final and binding on all Optionees and any other holders of Awards.

                4.       Eligibility.   Nonstatutory Stock Options, Stock Purchase Rights and Preferred Stock Equivalents may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

                5.       Limitations.

                           (a)     Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation as an Incentive Stock Option, to the extent that either (i) shareholder approval is not obtained within twelve months of the date of Board approval of the Plan, as required by Section 19 hereof, or (ii) the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options.

For purposes of this Section 5(a), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

                           (b)     Neither the Plan nor any Award shall confer upon an Optionee any right with respect to continuing the Optionee’s relationship as a Service Provider with the Company, nor shall they interfere in any way with the Optionee’s right or the Company’s right to terminate such relationship at any time, with or without Cause.

                6.       Term of Plan.   Subject to Section 19 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 15 of the Plan.

                7.      Term of Option.   The term of each Option shall be stated in the Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the Option Agreement. Moreover, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the Option Agreement.

                8.       Option Exercise Price and Consideration.

                           (a)     Exercise Price.    The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                                      (i)     In the case of an Incentive Stock Option

                                               (A)     granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                               (B)      granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                     (ii)     In the case of a Nonstatutory Stock Option

                                               (A)     granted to a Service Provider who, at the time of grant of such Option, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

                                               (B)     granted to any other Service Provider, the per Share exercise price shall be no less than 85% of the Fair Market Value per Share on the date of grant. However, the per Share exercise price of a Nonstatutory Stock Option intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                                     (iii)     Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a merger or other corporate transaction.

                           (b)     Waiting Period and Exercise Dates.  At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

                           (c)     Form of Consideration.  The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                                     (i)     cash;

                                     (ii)    check;

                                    (iii)    other Shares which (A) in the case of Shares acquired upon exercise of an option, have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                                     (iv)     consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                                     (v)     a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee’s participation in any Company-sponsored deferred compensation program or arrangement;

                                     (vi)     any combination of the foregoing methods of payment; or

                                    (vii)     such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

                Notwithstanding any of the forgoing, the Administrator may permit an Option to be exercised by delivery of a full-recourse promissory note secured by the purchased Shares. All other terms of such promissory note shall be determined by the Administrator in its sole discretion.

                9.      Exercise of Option.

                           (a)      Procedure for Exercise; Rights as a Stockholder.  Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Except in the case of Options granted to Officers, Directors and Consultants, Options shall become exercisable at a rate of no less than 25% per year over four (4) years from the date the Options are granted. Unless the Administrator provides in writing otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share.

                                      An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 13 of the Plan.

                                      Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

                           (b)     Termination of Relationship as a Service Provider.  If an Optionee ceases to be a Service Provider, other than upon the Optionee's Disability or death, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement of at least ninety (90) days to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for ninety (90) days following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (c)     Disability of Optionee.   If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement of at least six (6) months to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for one (1) year following the Optionee's termination. If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (d)      Death of Optionee.  If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement of at least six (6) months (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee’s designated beneficiary, provided such beneficiary has been designated prior to Optionee’s death in a form acceptable by the Administrator. If no such beneficiary has been designated by the Optionee, then such Option may be exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the Option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for six (6) months following the Optionee’s termination. If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

                           (e)     Buyout Provisions.  The Administrator may at any time offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Optionee at the time that such offer is made.

                10.       Stock Purchase Rights.

                           (a)     Rights to Purchase.  Stock Purchase Rights may be issued either alone, in addition to, or in tandem with other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase, the price to be paid, and the time within which the offeree must accept such offer. The terms of the offer shall comply in all respects with Section 260.140.42 of Title 10 of the California Code of Regulations. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

                           (b)     Repurchase Option.  Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser’s service with the Company for any reason (including Disability or death). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator. Except with respect to Shares purchased by Officers, Directors and

Consultants, the repurchase option shall in on case lapse at a rate of less than 20% per year over five (5) years from the date of purchase.

                           (c)     Other Provisions.   The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

                           (d)     Rights as a Stockholder.   Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a stockholder, and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 13 of the Plan.

                11.       Preferred Stock Equivalents.

                           (a)     Award of Preferred Stock Equivalents.  Preferred Stock Equivalents may be awarded to Service Providers either alone, in addition to, or in tandem with other awards granted under the Plan and/or cash awards made outside of the Plan. An Award of Preferred Stock Equivalents shall be made pursuant to a Preferred Stock Equivalent Agreement in such form as is determined by the Administrator.

                           (b)     Bookkeeping Accounts; Nontransferability.  The number of Preferred Stock Equivalents awarded pursuant to Section 11(a) to each Service Provider shall be credited to a bookkeeping account established in the name of the Service Provider. The Company’s obligation with respect to such Preferred Stock Equivalents shall not be funded or secured in any manner. A Service Provider’s right to receive Preferred Stock Equivalents may not be assigned or transferred, voluntarily or involuntarily, except as expressly provided herein.

                           (c)     Dividends.  If the Company pays a cash dividend with respect to the Shares at any time while Preferred Stock Equivalents are credited to a Service Provider0’s account, there shall be credited to the Service Provider’s account additional Preferred Stock Equivalents equal to (a) the dollar amount of the cash dividend the Service Provider would have received had he or she been the actual owner of the Shares to which the Preferred Stock Equivalents then credited to the Service Provider’s account relate, divided by (b) the Fair Market Value of one Share of the dividend payment date. The Company will pay the Service Provider a cash payment in lieu of fractional Preferred Stock Equivalents on the date of such dividend payment.

                           (d)     Conversion.  The Company shall deliver to the Service Provider (or his or her designated beneficiary or estate) a number of Shares equal to the whole number of Preferred Stock Equivalents then credited to the Service Provider’s account, at such time or times as specified in the Service Provider’s Preferred Stock Equivalent Agreement, or as otherwise provided herein.

                           (e)     Stockholder Rights.  A Service Provider (or his or her designated beneficiary or estate) shall not be entitled to any voting or other stockholder rights as a result of the credit of Preferred Stock Equivalents to the Service Provider’s account, until certificates representing Shares are delivered to the Service Provider (or his or her designated beneficiary or estate) upon conversion of the Service Provider’s Preferred Stock Equivalents pursuant to Section 11(d).

                12.       Non-Transferability of Awards.  Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Award transferable, such Award shall contain such additional terms and conditions as the Administrator deems appropriate and shall comply with Section 260.140.41 of Title 10 of the California Code of Regulations.

                13.       Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

                           (a)     Changes in Capitalization.  Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, the number of Preferred Stock Equivalents credited to a Service Provider’s account under Section 11(b), and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per Share covered by each such outstanding Award, shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Preferred Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Award.

                           (b)     Dissolution or Liquidation.  In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee as soon as practicable prior to the effective date of such proposed transaction. The Administrator may, in its discretion, provide: (i) for an Optionee to have the right to exercise his or her Option until fifteen (15) days prior to such transaction as to all of the Optioned Stock covered thereby, including Shares as to which the Option would not otherwise be exercisable, (ii) that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated; and (iii) that any Preferred Stock Equivalents credited to a Service Provider’s account under Section 11(b) shall convert into Shares (as provided in Section 11(d)) immediately prior to the consummation of any such dissolution or liquidation. To the extent it has not been previously exercised or converted, an Award will terminate immediately prior to the consummation of such proposed action.

                           (c)     Merger or Asset Sale.  In the event of a merger of the Company with or into another corporation, or the sale of substantially all of the assets of the Company, each outstanding Award shall be assumed or an equivalent award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute such Awards: (i) each Optionee shall vest in fifty percent (50%) of Optionee’s unvested Options, which shall be determined as of the date that the successor corporation indicates its refusal to assume or substitute such Awards, and have the right to exercise the Option or Stock Purchase Right as to all of the Optioned Stock, including Shares as to which it would not otherwise be vested or exercisable; (ii) any Company repurchase option applicable to any Shares acquired upon exercise of an Option or Stock Purchase Right shall lapse as to all such Shares; and (iii) Preferred Stock Equivalents credited to a Service Provider’s account under Section 11(b) shall convert into Shares (as provided in Section 11(d)) immediately prior to the merger or sale of assets. If an Option or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a merger or sale of assets, the Administrator shall notify the Optionee in writing or electronically that the Option or Stock Purchase Right shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Option or Stock Purchase Right shall terminate upon the expiration of such period. If a Preferred Stock Equivalent converts to Shares in such event, the Administrator shall notify the Optionee at least fifteen (15) days prior to the consummation of the proposed transaction. For the purposes of this paragraph, an Award shall be considered assumed if, following the merger or sale of assets, the award confers the right to purchase or receive, for each Share of Optioned Stock subject to an Option or Stock Purchase Right or for each Preferred Stock Equivalent immediately prior to the merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in the merger or sale of assets by holders of Preferred Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the merger or sale of assets is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right or upon conversion of each Preferred Stock

Equivalent, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Preferred Stock in the merger or sale of assets.

                           (d)     Termination without Cause Following Change of Control.  In the event of a Change of Control, if an Optionee is terminated by the Company (or the successor entity) without Cause within one (1) year following such Change of Control, Optionee shall vest in vest in fifty percent (50%) of Optionee’s unvested Options, which shall be determined as of the date of such termination, and have the right to exercise his or her Option or Stock Purchase Right as to all of the Shares subject to each such Option or Stock Purchase Right and any of Optionee’s Preferred Stock Equivalents shall automatically convert into Shares (as provided in Section 11(d)), including Shares as to which such Award would not otherwise be vested, exercisable or convertible.

                14.       Date of Grant.   The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

                15.       Amendment and Termination of the Plan.

                           (a)     Amendment and Termination.   The Board may at any time amend, alter, suspend or terminate the Plan.

                           (b)     Stockholder Approval.  The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

                           (c)      Effect of Amendment or Termination.  No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

                16.       Conditions Upon Issuance of Shares.

                           (a)     Legal Compliance.  Shares shall not be issued pursuant to the exercise or conversion of an Award unless the exercise or conversion of such Award and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

                           (b)     Investment Representations.  As a condition to the exercise or conversion of an Award, the Company may require the person exercising or converting such Award to represent and warrant at the time of any such exercise or conversion that the Shares are being purchased or issued only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

                17.       Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

                18.       Reservation of Shares.  The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

                19.       Stockholder Approval.  The Plan insofar as it provides for the grant of Incentive Stock Options shall be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. The date of adoption of the Plan by the Board shall be the date of Board action rather than the date of stockholder approval. In the event stockholder approval is not obtained with respect to the grant of an Option designated as an Incentive Stock Option in the Option Agreement and Notice of Grant, such Option shall be regarded as a Nonstatutory Stock Option the grant date of which shall be the date set forth in the Option Agreement and Notice of Grant. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

                 20.      Information to Optionees and Purchasers.   The Company shall provide to each Optionee and to each individual who acquires Shares pursuant to the Plan, not less frequently than annually during the period such Optionee or purchaser has one or more Options or Stock Purchase Rights outstanding, and, in the case of an individual who acquires Shares pursuant to the Plan, during the period such individual owns such Shares, copies of annual financial statements. The Company shall not be required to provide such statements to key employees whose duties in connection with the Company assure their access to equivalent information.

REVOCABLE PROXY
OPTIMARK HOLDINGS, INC.

PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS
FOR THE SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD NOVEMBER 12, 2001

         The undersigned hereby appoints Neil G. Cohen and Robert J. Warshaw, and each of them, as proxies for the undersigned with full powers of substitution to vote all shares of the Common Stock, $.01 par value (the “Common Stock”), Series A Convertible Participating Preferred Stock, $.01 par value (“Series A Stock”), Series B Convertible Participating Preferred Stock, $.01 par value (“Series B Stock”), Series C Convertible Participating Preferred Stock, $.01 par value (“Series C Stock”), Series D Convertible Participating Preferred Stock, $.01 par value (“Series D Stock”), and Series E Cumulative Preferred Stock, $.01 par value (“Series E Stock” and, together with the Series A Stock, Series B Stock, Series C Stock and Series D Stock, the “Preferred Stock”), of OptiMark Holdings, Inc. (“OptiMark”) which the undersigned may be entitled to vote at the Special Meeting of Shareholders of OptiMark to be held at the offices of OptiMark, 10 Exchange Place, 24th Floor, Jersey City, New Jersey 07302, at 9:00 A.M., on November 13, 2001 or any adjournment thereof.

(Continued and to be marked, dated and signed, on the other side)

^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

OPTIMARK HOLDINGS, I NC.
Attention: Neil G. Cohen
10 Exchange Place, 24th Floor
Jersey City, NJ 07302

YOUR VOTE IS IMPORTANT!

You can vote in one of two ways:

  Call toll free 1-800-840-1208 on a touch tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call. Available to stockholders in the United States and Canada only. All other stockholders must vote by returning their Proxy cards.
  Mark date and sign your proxy card and return it promptly in the enclosed envelope.

PLEASE VOTE

  Your prompt response will assure a quorum at the Special Meeting and save the Company the expense of further solicitation of proxies.

                                                                                William A. Lupien
                                                                                Chairman of the Board

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED "FOR" PROPOSAL 1.	Please mark [X] your votes like this

1.	Proposal to approve OptiMark's Series F Preferred Stock Plan	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]	To help our preparations for the meeting, please check here if you plan to attend.	[ ]

In their discretion the proxies are authorized to vote upon such other business as may properly come before the Special Meeting of the Shareholders or any adjournment thereof.	=======================================
    ***IF YOU WISH TO VOTE BY TELEPHONE,
  PLEASE READ THE INSTRUCTIONS BELOW***
=======================================

The undersigned acknowledges receipt of the Notice of Special Meeting and Proxy Statement.

Date ______________________________, 2001

_______________________________________
                  Shareholder sign above _______________________________________
               Co-holder (if any) sign above

Please sign exactly as name(s) appear(s) hereon, When signing as attorney, executor, administrator, trustee, guardian or for a corporation, please give your full title as such. If shares are owned jointly, both owners should sign.

^FOLD AND DETACH HERE AND READ THE REVERSE SIDE^

Vote by Telephone or Mail
24 Hours a Day, 7 Days a Week

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Telephone 1-800-840-1208	Mail

Use any touchtone telephone to vote your proxy. Have your proxy card in hand when you call. You will be prompted to enter your control number, located in the box below, and then follow the directions given.	Mark, date and sign your proxy card and return it in the enclosed postage–paid envelope.

If you vote your proxy by telephone, you do NOT need to mail back your proxy card.